UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2020, Biostage, Inc., or the Company, held its Annual Meeting of Stockholders, or the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i) the election of one Director Nominee as a Class I Director, nominated by the Board of Directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2023 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

(ii) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

(iii) the approval of the Amended and Restated Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance pursuant to its 2013 Equity Incentive Plan by 3,000,000 shares.

The voting results are reported below.

Proposal 1 - Election of Director

James Shmerling, DHA, FACHE, was elected as a Class I Director for a three-year term, such term to continue until the annual meeting of stockholders in 2023 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James Shmerling	4,428,456	8,593	1,357,748

Proposal 2 - Ratification of the Appointment of RSM US LLP

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
5,782,860	4,843	7,094

Proposal 3 – Amended and Restated Equity Incentive Plan

The approval of the Amended and Restated Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance pursuant to its 2013 Equity Incentive Plan by 3,000,000 shares was approved. The results of the votes were as follow:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,135,355	294,422	7,272	1,357,748

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

June 22, 2020	/s/ Hong Yu
(Date)	Hong Yu
President